Filed Pursuant to Rule 497(k)
Registration No. 333-270997; 811-23859

Bramshill Income Performance Fund

Institutional Class	BRMSX
Investor Class*
(the “Fund”)

*As of the date of this Prospectus, Investor Class shares are not available for purchase.

Supplement dated June 27, 2025 to the
Summary Prospectus dated July 26, 2024

Effective June 30, 2025, the mailing address for the Fund has changed. Going forward, please send written requests to obtain Fund documentation, or to purchase or redeem shares of the Fund to:

Regular Mail:
Bramshill Income Performance Fund
c/o U.S. Bank Global Fund Services
PO Box 219252
Kansas City, MO 64121-9252

Overnight Delivery:
Bramshill Income Performance Fund
c/o U.S. Bank Global Fund Services
801 Pennsylvania Ave, Suite 219252
Kansas City, MO 64105-1307

Please retain this supplement with your Summary Prospectus.